Exhibit 10.16

CHANGE ORDER NO. 6

TO

AGREEMENT NO. EDC10017 (ECD-CON-10-001)

BETWEEN

EMIRATES NUCLEAR ENERGY CORPORATION
(ENEC)

AND

LIGHTBRIDGE CORPORATION

FOR

NUCLEAR ENERGY CONSULTANCY SERVICES

AGREEMENT CHANGE ORDER

AGREEMENT No : EDC10017 (ECD-CON-10-001)	CHANGE ORDER No.: 06	EFFECTIVE DATE: JUNE 01st, 2012
AGREEMENT TITLE : NUCLEAR ENERGY CONSULTANCY SERVICES
CONTRACTOR: LIGHTBRIDGE CORPORATION
DURATION: JUNE 01, 2012 TO DECEMBER 31, 2012.
PREAMBLE:
Change Order No. 6 is Customer's formal approval of the Change to the above Agreement No. EDC10017 (ECD-CON-10-001).
CHANGE ORDER DETAILS:

This Change Order No. 6 is made to add budget of AED 995,000.00 (equivalent to USD 270,895.72) to the contract value in order to cover all 2012 task orders. Therefore, including the value of this change order No. 6 (USD 270,895.72) the revised Agreement value will be USD 2,504,563.09 (United States Dollars Two Million Five Hundred Four Thousands Five Hundred Sixty Three and Cents Nine Only) which is equivalent to AED 9,199,260.229 @ 3.673.

EFFECT ON AGREEMENT SCHEDULE:
No effects on the Agreement schedule.
TERMS AND CONDITIONS:
• Except as otherwise stated in this Change Order No. 06, all other terms and conditions of the original Agreement shall remain unchanged.
EFFECT ON AGREEMENT PRICE:
• Original Agreement Value (USD)		1,877,600.00
• Change Order No. 01 Value (USD)		0.00
• Change Order No. 02 Value (USD)		469,400.00
• Change Order No. 03 Value (USD)		0.00
• Change Order No. 04 Value (USD) — Not utilized value		(-280,771.18)
• Change Order No. 04 Value (USD) — Renewal Budget		136,129.00
• Change Order No. 05 Value (USD)		31,309.55
• Change Order No. 06 Value (USD)		270,895.72
Revised Contract Value (USD)		2,504,563.09

SIGNATORIES

IN WITNESS of which each of the parties has signed this Agreement Change Order No. 05 on the Effective Date:

		By:	/s/ A. Nassouri
SIGNED by	)
For and on behalf of Emirates Nuclear	)	Name: Abdulhamid Nassouri
Energy Corporation (ENEC))		Title: Chief Commercial Officer
Date: 23/07/2012

		By:	/s/ James Guerra
SIGNED by	)
For and on behalf of Lightbridge	)	Name: James Guerra
Corporation	)	Title: COO/CFO
Date: 19/7/2012